EXHIBIT 10.2
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                          REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (the "Agreement") is made and entered into as of the 5th day of November, 2004 (the "Effective Date") between Nestor, Inc., a Delaware corporation (the "Company"), and the parties set forth on the signature page and Exhibit A hereto (each, a "Purchaser" and collectively, the "Purchasers").

                                R E C I T A L S:

          A. The Purchasers have purchased shares of the Company's 5% Senior Convertible Notes due 2007 (each, a "Note" and collectively, the "Notes") pursuant to a Note Agreement (the "Note Agreement") by and among the Company and the Purchasers and Subscription Agreements (each, a "Subscription Agreement" and collectively, the "Subscription Agreements") by and between the Company and each Purchaser.

          B. The Company and the Purchasers desire to set forth the registration rights to be granted by the Company to the Purchasers.

          NOW,   THEREFORE,   in   consideration   of   the   mutual   promises,
representations, warranties, covenants, and conditions set forth herein and in the Subscription Agreements, the parties mutually agree as follows:

                               A G R E E M E N T:

          1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "APPROVED MARKET" means the OTC Bulletin Board, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, Inc., or the American Stock Exchange, Inc.

          "BUSINESS DAY" means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

          "CLOSING DATE" means November 5, 2004, or such other time as is mutually agreed between the Company and the Purchasers for the closing of the sale referred to in Recital A above.

          "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "COMMON STOCK" means the common stock, par value $.01 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the


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Common Stock by reason of the  declaration of any stock dividend or stock split,
the  issuance  of  any  distribution  or  the  reclassification,   readjustment,
recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "FAMILY MEMBER" means (a) with respect to any individual, such individual's spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

          "FORM S-2" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act adopted by the Commission, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

          "HOLDER" means each Purchaser, SMH, or any of such Purchaser's respective successors and Permitted Assigns who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Purchaser or SMH, including from any Permitted Assignee.

          "INSPECTOR" means any attorney, accountant, or other agent retained by a Purchaser for the purposes provided in Section 4(j).

          "MAJORITY HOLDERS" means at any time Holders of a majority of the Registrable Securities.

          "PERMITTED ASSIGNEE" means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its shareholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

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          "PRINCIPAL AMOUNT" means the original principal amount of the Notes.

          The terms "REGISTER," "REGISTERED," and "REGISTRATION" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRABLE SECURITIES" means shares of Common Stock issued or issuable upon conversion of the Notes, excluding (i) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

          "REGISTRATION DEFAULT DATE" means the date which is 90 days following the Closing Date; provided, however, (i) if the Registration Statement is subject to review by the SEC staff, the Registration Default Date shall be the date which is 180 days following the Closing Date; (ii) if the Registration Statement is not subject to review by the SEC staff and the 90th day following the Closing Date falls during an S-2 Blackout Period, the Registration Default Date shall be the date immediately following the last day of such S-2 Blackout Period, (iii) if the Registration Statement is subject to review by the SEC staff and the Company is unable to file necessary pre-effective amendments to the Registration Statement with the SEC because of an S-2 Blackout Period, the Registration Default Date shall be extended by the number of calendar days that the Company is unable to file any such pre-effective amendment during any such S-2 Blackout Period that occurs prior to the end of the 180-day period, and (iv) if the Registration Statement is subject to review by the SEC staff and the Company is unable in the ordinary course of business to comply with Rule 3-12(b) of Regulation S-X, the Registration Default Date shall be the date ten Business Days following the date the Company files its Annual Report on Form 10-K for the year ending December 31, 2004, but no later than April 14, 2005.

          "REGISTRATION   DEFAULT   PERIOD"  means  the  period   following  the
Registration Default Date during which any Registration Event occurs and is continuing.

          "REGISTRATION EVENT" means the occurrence of any of the following events:

               (a) the  Company  fails  to file  with  the SEC the  Registration
          Statement  on or before  the  Registration  Filing  Date  pursuant  to
          Section 3(a),

               (b) the Registration Statement covering Registrable Securities is not declared effective by the Commission on or before the Registration Default Date,

               (c) after the SEC Effective Date, sales cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to


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          update  the  Registration  Statement)  except as excused  pursuant  to
          Section 3(a) or for the reasons specified in clause (d), or

               (d) the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than two full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if all or substantially all trading in equity securities (including the Common Stock) is suspended or halted on the Approved Market for any length of time.

          "REGISTRATION STATEMENT" means the registration statement required to be filed by the Company pursuant to Section 3(a).

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SEC EFFECTIVE DATE" means the date the Registration Statement is declared effective by the Commission.

          "S-2 BLACKOUT PERIOD" means, with respect to a registration, a period in each case commencing on the day immediately after the Company notifies the Holders that they are required, pursuant to Section 4(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors or on the reasonable advice of counsel, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its shareholders and ending on the earlier of (1) the date upon which the material non-public information commencing the S-2 Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that
(a) the Company shall limit its use of S-2 Blackout Periods, in the aggregate, to 45 Trading Days in any 12-month period and (b) no S-2 Blackout Period may commence sooner than 45 days after the end of a prior S-2 Blackout Period.

          "TRADING DAY" means a day on whichever (a) the national securities exchange, (b) the Nasdaq Stock Market or(c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock other than the OTC Bulletin Board, is open for general trading of securities or, if the OTC Bulletin Board is the principal securities market for the Common Stock, the Nasdaq Stock Market.

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          2. TERM.  This Agreement shall continue in full force and effect for a period of two (2) years from the Effective Date, unless terminated sooner hereunder.

          3. REGISTRATION.

               (a) REGISTRATION ON FORM S-2. As promptly as reasonably practicable after the date hereof, but in any event not later than 30 days after the Closing Date (the "Registration Filing Date"), the Company shall file with the Commission a shelf registration statement on Form S-2 relating to the resale by the Holders of all of the Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section 3(a), or keep such registration effective pursuant to Section 4: (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; or (ii) during any S-2 Blackout Period, in which case the Registration Filing Date shall be extended to the date immediately following the last day of such S-2 Blackout Period.

               (b) PIGGYBACK REGISTRATION. If the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, officers, directors, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization, or similar event, the Company may, or in the event that the Registration Statement has not been declared effective by the Commission and the Registration Default Date has occurred, the Company shall, promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and, subject to Section 3(c), include in such registration (and any related qualification under blue sky laws or other compliance) (a "Piggyback Registration"), all of the Registrable Securities specified in a written request or requests, made within 10 calendar days after receipt of such written notice from the Company, by any Holder or Holders. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other shareholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

               (c) UNDERWRITING. If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders in writing or as a part of the written notice given pursuant to Section 3(b). In such event the right of any Holder to registration pursuant to Section 3(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such


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          Holder's  Registrable  Securities  in the  underwriting  to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling shareholders, as applicable. Notwithstanding any other provision of this Section 3(c), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except
          those  Holders  who  failed  to  timely  elect  to  distribute   their
          Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

                    (i) In the event of a Piggyback Registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling shareholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

                    (ii) In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by a shareholder or shareholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling shareholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling shareholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

          No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

               (e) OTHER REGISTRATIONS. Prior to the SEC Effective Date the Company will not, without the prior written consent of the Majority Holders, file or request the acceleration of any other registration statement filed with the Commission, and during any time subsequent to


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          the SEC Effective Date when the Registration  Statement for any reason is not available for use by any Holder for the resale of any Registrable Securities, the Company shall not, without the prior written consent of the Majority Holders, file any other registration statement or any amendment thereto with the Commission under the Securities Act or request the acceleration of the effectiveness of any other registration statement previously filed with the Commission, other than (A) any registration statement on Form S-8 or Form S-4, (B) any registration statement or amendment which the Company is required to file or as to which the Company is required to request acceleration pursuant to any obligation in effect on the date of execution and delivery of this Agreement and (C) any registration statement or amendment which the Company is required to file, in the reasonable judgment of counsel to the Company, to make the Registration Statement available for use by Holders for the resale of Registrable Securities.

               (f) FAILURE TO FILE REGISTRATION STATEMENT. If a Registration Event occurs, then the Company will make payments to each Purchaser, as liquidated damages to the Purchaser by reason thereof, and not as a penalty, at a rate equal to one percent (1%) of the Principal Amount of Notes held by such Purchaser per month, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days) up to a maximum amount of liquidated damages of 5% of Principal Amount of Notes held by such Purchaser; provided, however, if a Registration Event occurs (or is continuing) on a date more than one-year after the Purchaser acquired the Registrable Securities (and thus the one-year holding period under Rule 144(d) has elapsed), liquidated damages shall be paid only with respect to that portion of a Purchaser's Registrable Securities that cannot then be immediately resold in reliance on Rule 144. Each such payment shall be due and payable within five days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five days after such termination. Such payments shall constitute the Purchaser's exclusive remedy at law, but not in equity, for such events. The Registration Default Period shall terminate upon (i) the filing of the Registration Statement in the case of clause (a) of the definition of "Registration Event," (ii) the SEC Effective Date in the case of clause (b) of the definition of "Registration Event," (iii) the ability of the Purchaser to effect sales pursuant to the Registration Statement in the case of clause (c) of the definition of "Registration Event," (iv) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (d) of the definition of "Registration Event," and (v) in the case of the events described in clauses (b) and (c) of the definition of "Registration Event," the earlier termination of the Registration Default Period. The amounts payable as partial liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States. Amounts payable as partial liquidated damages to each Purchaser hereunder with respect to each share of Registrable Securities shall cease when the Purchaser no longer holds such share of Registrable Securities or such share of Registrable Securities can be immediately sold by the Purchaser in reliance on Rule 144.

          4. Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder including securities therein reasonably advised in writing (which may include e-mail) as to the initiation of each registration, qualification, and compliance and as to the completion thereof. At its expense with respect to any registration statement filed pursuant to Section 3, the Company will:

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               (a) prepare  and file with the  Commission  with  respect to such
          Registrable Securities, a registration statement on Form S-2 or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement, (ii) the availability under Rule 144 for the
          Holder  to   immediately,   freely  resell  without   restriction  all
          Registrable  Securities  covered by the  registration  statement,  and
          (iii)  one year  after a  registration  statement  filed  pursuant  to
          Section 3(a) is declared effective by the Commission (in either case, the "Effectiveness Period"); provided, however, if at the end of such one-year period, any Holder is not able to immediately, freely resell all Registrable Securities that it owns, the Effectiveness Period shall continue until terminated pursuant to clause (i) or (ii); and not later than two business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company shall (i) furnish to each Holder a copy of the "Plan of Distribution" and "Selling Shareholder" portions of the registration statement and the other portions of such documents proposed to be filed that the Company considers not to contain material, non-public information (excluding any exhibits other than applicable underwriting documents), in substantially the form proposed to be filed and (ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (b) if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

               (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the
          Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

               (d) furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may request, (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the


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          Securities  Act,  and (iii) such other  documents  as such  Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

               (e) use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e),
          (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

               (f) as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of an S-2 Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or S-2 Blackout Period;

               (g) comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement;

               (h) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

               (i) permit the Holders of Registrable Securities being included in the Registration Statement and their legal counsel, at such Holders' sole cost and expense (except as otherwise specifically provided in Section 6) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the Commission and shall not file any such document to which the Majority Holders reasonably object;

               (j) make available for inspection by any Holder and any Inspector retained by such Holder, at such Holder's sole expense, all Records as shall be reasonably necessary to enable such Holder to exercise its due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information which such Holder or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Holder shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination such Holder is so notified at the time such Holder receives such information, unless (i) the disclosure of such record is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Holder shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement of omission, (ii) the release of such record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iii) the information in such record has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 4(j), which agreement shall permit such Inspector to disclose records to the
          Holder who has retained such Inspector. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information to the Staff of the Division of Corporation Finance is necessary to respond to comments raised by the Staff in its review of the Registration Statement, (iii)
          disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iv) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder and allow such Holder, at such Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

               (k) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the OTC Bulletin Board or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

               (l) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

               (m) cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement within five Trading Days after delivery of certificates to the Company and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

               (n) during the Effectiveness Period,  refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

               (o) take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

          5. SUSPENSION OF OFFERS AND SALES. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of an S-2 Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the S-2 Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4(a)(iii) hereof shall be extended by the greater of (i) ten Business Days or
(ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof.

          6. REGISTRATION EXPENSES. The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

          7. ASSIGNMENT OF RIGHTS. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to a Permitted Assignee as long as (a) such transfer or assignment is effected prior to the SEC Effective Date and in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

          8. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

         9. INDEMNIFICATION.

               (a) In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

               (b) As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company, and such Holder shall reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9(b) shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

               (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 9(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 9(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

               (d) In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 9(c) or in the case of the expense reimbursement obligation set forth in
          Section 9(a) and (b), the indemnification required by Section 9(a) and
          (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

               (e) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

               (f)  Other  Indemnification.   Indemnification  similar  to  that
          specified  in the  preceding  subsections  of  this  Section  9  (with appropriate  modifications)  shall be given  by the  Company  and each
          Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          10. Rule 144. For a period of at least 24 months following the Closing Date, the Company will use its commercially reasonable best efforts (a) to timely file all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act (including the reports pursuant to Section 13(a) or 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the Commission thereunder), (b) if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) such information as is required for the Holders to sell shares of Common Stock under Rule 144, and (c) to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including causing its attorneys to issue and deliver any appropriate legal opinion required to permit a Holder to sell shares of Common Stock under Rule 144 upon receipt of appropriate documentation relating to such sale.

          11. Independent Nature of Each Purchaser's Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase the Notes and enter into this Agreement has been made by each Purchaser independently of any other Purchaser. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for the Purchaser in connection with making its investment in the Note (or the Common Stock issuable upon conversion of the Notes) and that no other Purchaser will be acting as agent of the Purchaser in connection with monitoring its investment in the Notes (or the Common Stock issuable upon conversion of the Notes) or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

          12. MISCELLANEOUS

               (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the United States of America, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Rhode Island, Providence County, or in the United States District Court for the District of Rhode Island and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

               (b) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company's obligations under this Agreement.

               (c) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

               (d) Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

         If to the Company:           Nestor, Inc.
                                      400 Massasoit Avenue, Suite 200
                                      East Providence, Rhode Island 02914-2020
                                      Attention: Chief Financial Officer
                                      Facsimile:  (401) 434-5809
                                      e-mail: claire@nestor.com

         with a copy to:              Partridge Snow & Hahn LLP
                                      180 South Main Street
                                      Providence, Rhode Island 02903
                                      Attention: Benjamin M. Alexander, Esq.
                                      Facsimile:  (401) 861-8210
                                      e-mail: bma@psh.com

         If to the Purchasers:        To each Purchaser at the address
                                      set forth on Exhibit A

         with a copy to:              Sanders Morris Harris Inc.
                                      320 Park Avenue, 17th Floor
                                      New York, New York 10022
                                      Attention: Managing Director
                                      Facsimile:  ( 212) 317-2702
                                      e-mail: michael.fitzgerald@smhgroup.com

     or at such other address as any party shall have furnished to the other parties in writing.

               (e) DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable
          Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

               (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               (g) SEVERABILITY. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               (h) AMENDMENTS. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Holders of an 80% majority of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. The Purchasers acknowledge that by the operation of this Section 12(h), the Holders of an 80% majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement. For purposes of this Section 12(h) and Section 12(i) below, the term "outstanding" shall mean and include Registrable Securities issued or issuable upon conversion of the Notes.

               (i) LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable

          Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.


                         [Signatures on following page]

         This Registration Rights Agreement is hereby executed as of the date first above written.

                             COMPANY:

                             NESTOR, INC.


                             By:    /s/ Nigel P. Hebborn
                                -----------------------------------------------
                             Name:  Nigel P. Hebborn
                                  ---------------------------------------------
                             Its:   Chief Operating Officer
                                  ---------------------------------------------

                             PURCHASERS:

                             The Purchasers listed on Exhibit A attached hereto

                             BY: Sanders Morris Harris Inc.
                                ----------------------------------------------,
                                AGENT AND ATTORNEY-IN-FACT

                             By: /s/ V. Michael Fitzgerald
                                -----------------------------------------------

                             Name: V. Michael Fitzgerald
                                  ---------------------------------------------
                             Its:  Managing Director
                                  ---------------------------------------------



                                                    Exhibit A

                                             Purchaser Information


                                                                                           Number
                                                                                             of
Name                                             Address                                   Shares
----                                             -------                                   ------
Nautica Holdings                                 802 Grand Pavilion                        60,137
                                                 1st Floor #30543
                                                 Grand Cayman, Cayman Islands BW1

Connecticut Capital Associates, L.P.             137 Rowayton Avenue, Suite 230
                                                 Rowayton, CT 06830                        85,911


Gibralt Capital Corporation                      1075 W. Georgia Street, Suite 2600
Corporation                                      Vancouver, BC, Canada V6E3C9              42,955


Woodrow Partners, L.P.                           c/o DG Capital Management, Inc.          257,732
                                                 101 Arch Street, Suite 650
                                                 Boston, MA 02110

Woodrow Partners, L.P.                           c/o DG Capital Management, Inc.          171,821
                                                 101 Arch Street, Suite 650
                                                 Boston, MA 02110

Dolphin Offshore                                 c/o Dolphin Asset Management Corp.        51,546
 Partners, L.P.                                  129 East 17th Street
                                                 New York, NY 10003

Meadowbrook Opportunity Fund LLC                 520 Lake Cook Road, Suite 690             34,364
                                                 Deerfield, IL 60015

Kuekenhof Equity Fund, L.P.                      22 Church Street, Suite 5                 85,911
 Fund, L.P.                                      Ramsey, NJ 07496

Tom Juda and Nancy Juda Living Trust             410 South Lucerne                        171,821
                                                 Los Angeles, CA 90020